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              U.S. SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549




                            FORM 8-K/A

                          CURRENT REPORT
                Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


               Date of Report September 1, 2005
              (Date of earliest event reported)


                        EACO CORPORATION
         (Exact name of registrant as specified in its charter)


                            Florida
        (State or other jurisdiction of incorporation)

         0-14311                    59-2597349
 (Commission File Number) (IRS Employer Identification No.)


    2113 Florida Boulevard, Neptune Beach, FL      32266
   (Address principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (904) 249-4197

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Item 4.01        Changes in Registrant's Certifying
Accountant.

On September 1, 2005, the Company filed a report on Form 8-K to disclose that it had received a letter dated August 24, 2005 from Deloitte & Touche LLP ("Deloitte") indicating that Deloitte's resignation as the Company's independent registered public accounting firm was effective immediately. As of the date of the 8-K filing, the Company had not received Deloitte's letter stating its response to the Company's filing. This amendment is made to include Deloitte's response letter, which was received September 8, 2005 and is attached as Exhibit 16 to this filing.

Item 9.01.       Financial Statements and Exhibits

                (c)  Exhibits.

                     16  Letter dated September 6, 2005 from
                         Deloitte & Touche LLP to the SEC.


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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EACO Corporation


Date:  September 9, 2005    By: /s/ Edward B. Alexander
                            Edward B. Alexander, President/
                            Chief Operating Officer




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EXHIBIT INDEX

         Exhibit No.

         16


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Exhibit 16

Deloitte & Touche LLP
Suite 2801
One Independent Drive
Jacksonville, FL  32202-5034


September 6, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549-7561

Dear Sirs/Madams:

We have read Item 4 of EACO Corporation's Form 8-K dated September 1, 2005, and we agree with the statements made therein.

Yours truly,

Deloitte & Touche LLP


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